UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 13, 2009

(Date of earliest event reported)

PHARMACYCLICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

995 E. Arques Avenue
Sunnyvale, California 94085-4521
(408) 774-0330

(Address of principal executive offices including zip code and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On April 13, 2009, Pharmacyclics, Inc. a Delaware corporation (the "Registrant"), announced that it has begun treating patients in a Phase 1 dose-escalation study to evaluate the safety and tolerability of PCI-32765, an orally available, selective inhibitor of Bruton's tyrosine kinase, or Btk, as a potential treatment for patients with relapsed or refractory B-cell non-Hodgkin's lymphoma (NHL). This is the first Btk selective inhibitor to be tested in humans, and is Pharmacyclics' fourth product in clinical development.

The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated April 13, 2009, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.
Exhibit No.	Description
99.1	Press Release of Pharmacyclics, Inc. dated April 13, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   April 14, 2009

PHARMACYCLICS, INC. By: /s/ GLENN RICE Name: Glenn Rice Title: President and Chief Operating Officer

INDEX TO EXHIBITS
Exhibit	Description
99.1	Press Release of Pharmacyclics, Inc. dated April 13, 2009. PDF

         PDF    Also provided in PDF as a courtesy.